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                                SUPPLEMENT TO THE
                   SCHWAB TAXABLE BOND FUNDS PROSPECTUS DATED
                                NOVEMBER 15, 2007

     THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF MARCH 10, 2008.

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

     Effective February 27, 2008, Andrew Tikofsky, PHD, ceased serving as a portfolio manager for the funds.

     The privacy policy on the inside page of the back cover is replaced in its entirety with the following:

THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY

     At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.

YOUR PRIVACY IS NOT FOR SALE

     Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

     We collect personal information about you in a number of ways.

     - APPLICATION AND REGISTRATION INFORMATION.

     We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

     - ACCOUNT HISTORY.

     Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

     - THIRD-PARTY INFORMATION PROVIDERS.

     We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE

     When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE INFORMATION ABOUT YOU

     We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

     - to help us maintain and process transactions for your account;

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     - when we use another company to provide services for us, such as printing and mailing your account statements;

     - when we believe that disclosure is required or permitted under law.

     For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

     We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

     We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

     Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:

     - utilizing client identification and authentication procedures before initiating transactions;

     - ensuring our officers and employees are trained to safeguard personal information about you.

     You can also help protect your identity and accounts. Here are a few steps to remember:

     - Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

     - shred documents that contain personal information;

     - check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

GREATER ACCURACY MEANS BETTER PROTECTION

     We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED

     We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

     If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.

     (C)2008 SchwabFunds(R). All rights reserved.

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG 41240 (03/08)